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                                                                  EXHIBIT 10.109

                     ASSIGNMENT AND CONSENT TO ASSIGNMENT

     For good and valuable consideration, the sufficiency of which is acknowledged, WILLIAM G. BENNETT ("Bennett"), Buyer under an Agreement for the Purchase and Sale of the Hacienda Hotel & Casino among the Hacienda Hotel, Inc. ("Hacienda"), Sahara Gaming Corporation ("Sahara") and Bennett dated January 10, 1995 (the "Agreement"), hereby assigns all right, title and interest in and to such agreement to Circus Circus Enterprises, Inc. ("Circus Circus").

     Hacienda, a Nevada corporation, the Seller under the Agreement, and Sahara, a Nevada corporation, Guarantor under the Agreement, hereby consent to the foregoing Assignment. In acknowledging and consenting to the foregoing Assignment, the undersigned President of Hacienda and Sahara represents that he has full corporate authority to consent to the Assignment from Bennett to Circus Circus.

     Hacienda and Sahara represent and warrant to Circus Circus that attached hereto and incorporated herein by reference is a true, correct and complete copy of the Agreement.

     Circus Circus, by acceptance of this Agreement, hereby acknowledges its obligations to perform as Buyer under the Agreement and the provisions of that certain Letter Agreement dated March 3, 1995.

     Bennett represents, acknowledges and confirms that to the best of his knowledge, he has fully and faithfully performed as the Buyer pursuant to the Agreement. Similarly, Sahara and Hacienda represent, acknowledge and confirm that to the best of their knowledge, Hacienda has fully and faithfully performed as the Seller pursuant to the Agreement.

     Circus Circus represents, acknowledges and confirms that it has performed due diligence in anticipation of performing as the Buyer's assignee pursuant to the Agreement, and is unaware of any breach and/or violation or default of any terms and/or conditions of the Agreement.

     DATED this 5th day of March, 1995.

              HACIENDA HOTEL & CASINO

              By  /s/  PAUL LOWDEN
                  -----------------------
                  Paul Lowden, President

              SAHARA GAMING CORPORATION

              By  /s/  PAUL LOWDEN
                  -----------------------
                  Paul Lowden, President

                  /s/  WILLIAM G. BENNETT
                  -----------------------
                  William G. Bennett

ACCEPTED AND APPROVED BY:
CIRCUS CIRCUS ENTERPRISES, INC.

By  /s/  CLYDE TURNER
    ---------------------
    Clyde Turner